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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 17, 1995
                                                 -----------------

                          ENVIRODYNE INDUSTRIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                      0-5485         95-2677354
- -------------------------------       -----------   --------------
(State or other jurisdiction of       (Commission       (I.R.S.
 incorporation or organization)        File No.)        Employer
                                                    Identification
                                                          No.)


701 Harger Road, Suite 190, Oak Brook, Illinois          60521
- -----------------------------------------------        ----------
   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (708) 571-8800
                                                    ---------------


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                             Page 1 of    Pages

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Item 5. - Other Events
          ------------

Envirodyne Industries, Inc. (the "Company") filed an incorrect version of its Amended and Restated By-Laws as an exhibit to its Form 8-K filed January 20, 1994. The correct Amended and Restated By-Laws are attached as an exhibit hereto.

Item 7. - Financial Statements and Exhibits
          ---------------------------------

  EX-3.2   Amended and Restated By-Laws.




                                  SIGNATURES
                                  ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    ENVIRODYNE INDUSTRIES, INC.
                                    ------------------------------

                                    Registrant




                                     By:  /S/
                                          -------------------------
                                          Stephen M. Schuster
                                          Vice President and
                                            General Counsel


February 17, 1995

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Exhibit No.                Description of Exhibits             Page



    EX-3.2       Amended and Restated By-Laws.                   5